Exhibit 10.1
EXECUTION VERSION

FIRST AMENDMENT TO CREDIT AGREEMENT
This FIRST AMENDMENT TO CREDIT AGREEMENT (this “Amendment”), dated as of December 11, 2025, is made by and among (i) STITCH FIX, INC., a Delaware corporation (“Stitch Fix”) and those additional Persons that are joined as a party thereto (each, a “Borrower” and individually and collectively, jointly and severally, the “Borrowers”), (ii) each of the lenders identified as a “Lender” on Annex A attached thereto (together with each of its respective successors and assigns, if any, and any Additional Lenders, each a “Lender” and, collectively, the “Lenders”), and (iii) CITIBANK, N.A., a national banking association (“Citibank”), acting not individually but as agent on behalf of, and for the benefit of, the Lenders and all other Secured Parties (in such capacity, together with its successors and assigns, if any, in such capacity, herein called the “Agent”; the Agent, together with the Lenders, collectively referred to as the “Lender Parties”).

W I T N E S S E T H
    WHEREAS, the Borrowers and the Lender Parties party thereto previously entered into that certain Credit Agreement, dated as of December 4, 2023 (as amended, restated, supplemented or otherwise modified to date, the “Credit Agreement”); and
    WHEREAS, the parties hereto wish to amend the Credit Agreement as set forth herein and subject to the terms and conditions set forth herein.
    NOW, THEREFORE, for and in consideration of the above premises and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by the parties hereto, each of the Loan Parties and Lender Parties hereby agree as follows:
1.Defined Terms. All initially capitalized terms used herein (including the preamble and recitals hereof) without definition shall have the meanings ascribed thereto in the Credit Agreement, as amended hereby.
2.Amendment to Credit Agreement. Subject to the satisfaction of the conditions set forth in Section 3 below, the Credit Agreement is hereby amended by: (a) amending and restating the definition of “Termination Date” set forth in Section 1.1 of the Credit Agreement as follows: “Termination Date” means the earlier of (i) December 11, 2028 or (ii) the date of termination of the Commitments as provided for herein.” and (b) amending and restating the Schedules to the Credit Agreement which are attached hereto as Exhibit A.
3. Conditions Precedent to Amendment. The satisfaction (or waiver in writing by Agent) of each of the following shall constitute conditions precedent to the effectiveness of the Amendment (such date being the “Amendment Effective Date”):
(a)Agent shall have received this Amendment, duly executed and delivered by the parties hereto, and the same shall be in full force and effect.
(b)Agent shall have received copies of the Governing Documents of each Loan Party and a copy of the resolutions of the Governing Body (or similar evidence of authorization) of each Loan Party authorizing the execution, delivery and performance of this Amendment and the transactions contemplated hereby, attached to a certificate of a Responsible Officer, director, or Responsible Officer of the sole member, managing member and/or the sole manager of such Loan Party certifying (i) that such copies of the Governing Documents of such Loan Party and resolutions of the Governing Body (or similar evidence of authorization) relating to such Loan Party are true, complete and accurate copies thereof, have not been amended or modified since the date of such certificate and are in full force and effect, (ii) the incumbency, names and true signatures of the officers of such Loan Party authorized to sign the Loan Documents to which it is a party, and (iii) that borrowing or guaranteeing, as applicable, the Aggregate Revolving Credit Commitment would not cause any borrowing, guaranteeing or similar limit binding on any Loan Party to be exceeded.
(c)Agent shall have received a certified good standing certificate from the Secretary of State (or similar governing body) of the state of incorporation, organization or formation of each Loan Party (to the extent such concept is applicable), dated within ten (10) days of the Amendment Effective Date (or such other date as approved by Agent).
(d)After giving effect to this Amendment, all representations and warranties contained in this Amendment, the Credit Agreement, as amended hereby, and the other Loan Documents shall be true, correct and complete in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof) on and as of the date hereof, as though made on and as of such date (except to the extent that such representations and warranties relate solely to an earlier date, in which case such representations and warranties shall be true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof) as of such earlier date).
(e)No injunction, writ, restraining order, or other order of any nature prohibiting, directly or indirectly, the consummation of the transactions contemplated herein shall have been issued and remain in force by any Governmental Authority against any Borrower, any Guarantor, or any Secured Party.
(f)No Default or Event of Default shall have occurred and be continuing as of the Amendment Effective Date, nor shall either result from the consummation of the transactions contemplated herein.
(g)Borrowers shall pay concurrently with the closing of the transactions evidenced by this Amendment, all fees, costs, and expenses then due and payable pursuant to the Credit Agreement and Section 5 of this Amendment.
4.Representations and Warranties.
(a)Each Loan Party hereby represents and warrants that as of the date hereof:
(i) such Loan Party has the power and has taken all necessary action, corporate or otherwise, to authorize it to execute, deliver, and perform this Amendment and each of the other Loan Documents delivered in connection herewith to which it is a party in accordance with the terms hereof and thereof and to consummate the transactions contemplated hereby and thereby; (ii) after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing or would result from giving effect to the terms hereof; (iii) the execution and delivery of this Amendment, the performance of the terms set forth in this Amendment and in the other Loan Documents (as amended hereby) and the consummation of the transactions contemplated hereby and thereby do not and will not (i) violate any material Requirement of

Law or (ii) conflict with, result in a breach of, or constitute a default under (A) any of the Governing Documents of any Loan Party, or (B) any Material Contract, except as such contravention could not be expected, individually or in the aggregate, to have a Material Adverse Effect.
(b)Each Loan Party hereby restates and renews each and every representation and warranty heretofore made by it in the Credit Agreement (as amended hereby) and the other Loan Documents to which it is a party as fully as if made on the date hereof (except with respect to representations and warranties made as of an expressed date, in which case such representations and warranties shall be true and correct in all material respects as of such date).
5.Payment of Fees and Costs.
(a)Borrowers shall pay to Agent, for the pro rata benefit of the Lenders, an extension fee of $100,000, which extension fee is earned and due and payable in full in cash on the date hereof.
(b)Borrowers shall pay to Agent all reasonable and documented out-of-pocket fees, costs and expenses (including, without limitation, the reasonable and documented fees and expenses of one firm of attorneys retained by Agent) in connection with the preparation, negotiation, execution and delivery of this Amendment and any documents and instruments relating hereto or the Credit Agreement.
6.GOVERNING LAW AND JURISDICTION; JURY TRIAL WAIVER. THIS AMENDMENT SHALL BE SUBJECT TO THE PROVISIONS REGARDING GOVERNING LAW AND JURISDICTION AND JURY TRIAL WAIVER SET FORTH IN SECTION 12.14 – SECTION 12.17 OF THE LOAN AGREEMENT, AND SUCH PROVISIONS ARE INCORPORATED HEREIN BY THIS REFERENCE, MUTATIS MUTANDIS.
7.Amendments. This Amendment cannot be altered, amended, changed or modified in any respect except in accordance with Section 12.5 of the Credit Agreement.
8.Counterpart Execution. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, when taken together, shall constitute but one and the same Amendment. This Amendment may be executed and delivered by facsimile or other electronic transmission (including by electronic imaging) all with the same force and effect as if the same was a fully executed and delivered original manual counterpart. The words “execution,” “execute,” “signature” and words of like import in this Amendment shall be deemed to include electronic signatures, which shall be of the same legal effect, validity or enforceability as a manually executed signature, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act or any other similar state laws based on the Uniform Electronic Transactions Act.
9.Effect on Loan Documents.
(a)The Credit Agreement, as amended hereby, and each of the other Loan Documents shall be and remain in full force and effect in accordance with their respective terms and hereby are ratified and confirmed in all respects. The execution, delivery, and performance of this Amendment shall not operate, except as expressly set forth herein, as a modification or waiver of any right, power, or remedy of Agent or any Lender under the Credit Agreement or any other Loan Document. Except for the amendments to the Credit Agreement expressly set forth herein, the Credit

Agreement and the other Loan Documents shall remain unchanged and in full force and effect. The waivers, consents and modifications set forth herein are limited to the specifics hereof (including facts or occurrences on which the same are based), shall not apply with respect to any facts or occurrences other than those on which the same are based, shall neither excuse any future non-compliance with the Loan Documents nor operate as a waiver of any Default or Event of Default, shall not operate as a consent to any further waiver, consent or amendment or other matter under the Loan Documents, and shall not be construed as an indication that any future waiver or amendment of covenants or any other provision of the Credit Agreement will be agreed to, it being understood that the granting or denying of any waiver or amendment which may hereafter be requested by Borrowers remains in the sole and absolute discretion of Agent and Lenders. To the extent that any terms or provisions of this Amendment conflict with those of the Credit Agreement or the other Loan Documents, the terms and provisions of this Amendment shall control.
(b)Upon and after the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “herein”, “hereof” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to “the Credit Agreement”, “thereunder”, “therein”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as modified and amended hereby.
(c)To the extent that any of the terms and conditions in any of the Loan Documents shall contradict or be in conflict with any of the terms or conditions of the Credit Agreement, after giving effect to this Amendment, such terms and conditions are hereby deemed modified or amended accordingly to reflect the terms and conditions of the Credit Agreement as modified or amended hereby.
(d)This Amendment is a Loan Document.
(e)This Amendment shall be subject to the rules of construction set forth in Section 1.3 of the Credit Agreement, and such provisions are incorporated herein by this reference, mutatis mutandis.
(f)Although each of the Guarantors has been informed of the matters set forth herein and has acknowledged and agreed to same, they each understand that neither any Agent nor any Lender has any obligation to inform it of such matters in the future or to seek its acknowledgment or agreement to future amendments, and nothing herein shall create such a duty.
10.Entire Agreement. This Amendment, and the terms and provisions hereof, the Credit Agreement and the other Loan Documents constitute the entire understanding and agreement between the parties hereto with respect to the subject matter hereof and supersede any and all prior or contemporaneous amendments or understandings with respect to the subject matter hereof, whether express or implied, oral or written.
11.Integration. This Amendment, together with the other Loan Documents, incorporates all negotiations of the parties hereto with respect to the subject matter hereof and is the final expression and agreement of the parties hereto with respect to the subject matter hereof.
12.Lender Matters. Each Lender hereby (a) confirms that it has received copies of the Credit Agreement and the other Loan Documents, together with copies of the financial statements referred to therein and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Amendment and the Credit Agreement; (b) agrees that it has and will, independently and without reliance upon Agent or any other Lender, based upon such documents and information as it shall deem appropriate at the time, make its own credit decisions in taking or not taking any action under the Loan Documents; and (c) appoints and authorizes Agent to take such action as agent on its behalf and to exercise such powers under the Loan Documents as are delegated to Agent by the terms thereof, together with such powers as are reasonably incidental thereto.
13.Reaffirmation of Obligations. Each Loan Party hereby (a) acknowledges and reaffirms its obligations owing to each Secured Party under each Loan Document and Bank Product Agreement to which it is a party, and (b) agrees that each Loan Document and Bank Product Agreement to which it is a party is and shall remain in full force and effect. Each Loan Party hereby (i) further ratifies and reaffirms the validity and enforceability of all of the Liens and security interests heretofore granted, pursuant to and in connection with the Credit Agreement or any other Loan Document to Agent, on behalf and for the benefit of each Secured Party, as collateral security for the obligations under the Loan Documents and the Bank Product Agreements in accordance with their respective terms, and (ii) acknowledges that all of such Liens and security interests, and all Collateral heretofore pledged as security for such obligations, continue to be and remain collateral for such obligations from and after the date hereof (including, without limitation, from after giving effect to this Amendment). To secure the payment and performance of the Secured Obligations (as defined in the Guaranty and Security Agreement) after giving effect to this Amendment, each Loan Party that is a party to the Guaranty and Security Agreement hereby grants, collaterally assigns and pledges to Agent for the benefit of each Secured Party, a continuing security interest in all of such Grantor’s right, title, and interest in and to all of the Collateral (as defined in the Guaranty and Security Agreement), excluding, for avoidance of doubt, Excluded Property. Each Loan Party that is a party to the Guaranty and Security Agreement hereby authorizes Agent at any time and from time to time to file in any relevant jurisdiction, transmit, or communicate, as applicable, financing statements and amendments thereto describing the Collateral as “all personal property of debtor” or “all assets of debtor” or words of similar effect. The security interest granted herein shall be governed by the terms, covenants and provisions set forth in the Guaranty and Security Agreement.
14.Ratification. Each Loan Party hereby restates, ratifies and reaffirms each and every term and condition set forth in the Credit Agreement and the Loan Documents effective as of the date hereof and as modified hereby.
15.Severability. In case any provision in this Amendment shall be invalid, illegal or unenforceable, such provision shall be severable from the remainder of this Amendment and the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.
[Signature pages follow]

IN WITNESS WHEREOF, the parties have entered into this Amendment as of the date first above written.

BORROWER
STITCH FIX, INC.
By:    /s/ David Aufderhaar
Name: David Aufderhaar
Title: Chief Financial Officer

LENDERS
CITIBANK, N.A.
By: /s/ Peter F. Crispino
Name: Peter F. Crispino
Title: Authorized Signatory

AGENT
CITIBANK, N.A.
By: /s/ Peter F. Crispino
Name: Peter F. Crispino
Title: Authorized Signatory